UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022

BARNWELL INDUSTRIES INC
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 500
Honolulu, Hawaii 96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On May 6, 2022, Barnwell Industries, Inc. (“Barnwell”) held its 2022 Annual Meeting of Stockholders (the “Meeting”).

(b)
At the close of business on March 11, 2022, the record date for the Meeting, 9,956,687 shares of Barnwell’s common stock were outstanding and entitled to vote.  A total of 7,810,284 shares of Barnwell’s common stock outstanding and entitled to vote were present at the Meeting in person or by proxy, constituting a quorum.  At the Meeting, stockholders voted on the election of directors, the approval of amendments to the 2018 Equity Incentive Plan, to amend the Company’s certificate of incorporation to increase the authorized shares of common stock from 20,000,000 to 40,000,000, to amend the Company’s certificate of incorporation to authorize blank-check preferred stock and the ratification of Weaver & Tidwell, L.L.P. as Barnwell’s independent auditor for the fiscal year ending September 30, 2022.  All nominees were elected, the amendments to the 2018 Equity Incentive Plan were approved, the amendment to the Company’s certificate of incorporation to increase the authorized shares of common stock from 20,000,000 to 40,000,000 was approved, the amendment to the Company’s certificate of incorporation to authorize blank-check preferred stock was not approved and the ratification of Weaver & Tidwell, L.L.P. as the independent auditor for the fiscal year ending September 30, 2022 was approved. The results of the Meeting were as follows (as certified to Barnwell on May 6, 2022 by the independent inspectors of election for the Meeting):

	For	Withheld/ Against	Abstain	Broker Non-Votes
1. Election of Directors

Kenneth S. Grossman	5,700,629	662,253	0	1,447,402
Francis J. Kelly	6,009,089	353,793	0	1,447,402
Alexander C. Kinzler	5,637,702	725,180	0	1,447,402
Philip J. McPherson	5,940,213	422,669	0	1,447,402
Peter J. O’Malley	5,800,157	562,725	0	1,447,402
Bradley M. Tirpak	5,211,098	1,151,784	0	1,447,402
Douglas N. Woodrum	5,311,923	1,050,959	0	1,447,402

2. Amendments to the 2018 Equity Incentive Plan	5,713,428	580,518	68,936	1,447,402

3. Amendment to the Company’s certificate of incorporation to increase the authorized shares of common stock from 20,000,000 to 40,000,000	6,910,457	897,230	2,597	0

4. Amendment to the Company’s certificate of incorporation to authorize blank-check preferred stock	2,959,016	3,083,426	320,440	1,447,402

5. Ratification of appointment of Independent Auditor	7,542,048	257,238	10,998	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2022

BARNWELL INDUSTRIES, INC.

	By:	/s/ Russell M. Gifford
		Name:	Russell M. Gifford
		Title:	Executive Vice President and
Chief Financial Officer